UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2025

STRAN & COMPANY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41038	04-3297200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Victory Road, Suite 301, Quincy, MA	02171
(Address of principal executive offices)	(Zip Code)

800-833-3309
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SWAG	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one share of Common Stock at an exercise price of $4.81375	SWAGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 8, 2025, the board of directors (the “Board”) of Stran & Company, Inc. (the “Company”), with the recommendation of the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”), elected Brian M. Posner to the Board, filling the remaining vacancy on the Board resulting from the resignations from the Board of former directors of the Company on June 17-18, 2025. Mr. Posner will serve as a director until his successor has been duly elected and qualified or his earlier death, resignation, disqualification, or removal. In connection with Mr. Posner’s election to the Board, with the recommendation of the Nominating and Corporate Governance Committee, on July 8, 2025, the Board approved the redesignation of Mark Charles Adams, then serving as Chairman of the Audit Committee of the Board (the “Audit Committee”), as a member of the Audit Committee, and the appointment of Mr. Posner as chairman of the Audit Committee.

On July 8, 2025, the Company entered into an Independent Director Agreement, dated as of July 8, 2025 (the “July 2025 Independent Director Agreement”), with Mr. Posner. Pursuant to the July 2025 Independent Director Agreement, the Company will pay Mr. Posner $20,000 annually in cash for services as an independent director and $6,000 annually in cash for services as chairman of the Audit Committee. On July 8, 2025, the Company also granted Mr. Posner 8,904 restricted shares of common stock, and, on each anniversary during the term of the July 2025 Independent Director Agreement, will grant Mr. Posner restricted shares of common stock valued at $12,000, based on the average of the volume-weighted average prices of the Company’s common stock for each of the 30 trading days prior to each grant date. In addition, on July 8, 2025, the Company granted Mr. Posner a stock option to purchase 10,000 shares of common stock with an exercise price of $1.3477 per share, based on the average of the volume-weighted average prices of the Company’s common stock for each of the 30 trading days prior to July 8, 2025.

On July 8, 2025, the Company also entered into a standard indemnification agreement with Mr. Posner (the “Indemnification Agreement”). In addition, the Company’s standard policies of insurance will provide coverage (a) to its directors and executive officers against loss rising from claims made by reason of breach of duty or other wrongful act, and (b) to the Company with respect to payments which the Company may make to such executive officers and directors pursuant to the Indemnification Agreement, the Company’s articles of incorporation and amended and restated bylaws, or otherwise as a matter of law.

There was no arrangement or understanding between Mr. Posner and any person pursuant to which he was selected as director, and there are no transactions between Mr. Posner and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Copies of the July 2025 Independent Director Agreement and the form of the Indemnification Agreement are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K, respectively, and the description above is qualified in its entirety by reference to the full text of such exhibits.

Item 7.01 Regulation FD Disclosure.

On July 10, 2025, the Company issued a press release announcing the election of Mr. Posner to the Board and appointment as Chairman of the Audit Committee. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information furnished pursuant to this Item 7.01 (including Exhibit 99.1 hereto), shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

The press release attached as Exhibit 99.1 hereto and the statements contained therein include “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify these statements because they contain words such as “may,” “will,” “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” “future,” “continue,” “plan,” “target,” “predict,” “potential,” or the negative of such terms, or other comparable terminology that concern the Company’s expectations, strategy, plans, or intentions. Forward-looking statements relating to expectations about future results or events are based upon information available to the Company as of today’s date and are not guarantees of the future performance of the Company, and actual results may vary materially from the results and expectations discussed. Forward-looking statements include, but are not limited to, the Company’s expectations regarding synergies from its acquired businesses, its financial position and operating performance, its expectations regarding its business initiatives, the Company’s expectations about its operating performance, trends in its business, the effectiveness of its growth strategies, its market opportunities, and demand for its products and services in general. The Company’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including risks and uncertainties described in the section titled “Risk Factors” in the Company’s periodic reports with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements concerning the Company or other matters and attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. The Company does not undertake any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Independent Director Agreement, dated as of July 8, 2025, between Stran & Company, Inc. and Brian M. Posner
10.2	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.14 to Annual Report on Form 10-K filed on March 28, 2024)
99.1	Press release dated July 10, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 10, 2025	STRAN & COMPANY, INC.

/s/ Andrew Shape
	Name:	Andrew Shape
	Title:	President and Chief Executive Officer

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